UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2026

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

(720) 875-5400

(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Common Stock	FWONK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreement

On November 4, 2026, Liberty Media Corporation (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with John C. Malone, a significant stockholder of the Company, and certain related entities (the “Malone Holders”). Pursuant to the Exchange Agreement, the Malone Holders transferred to the Company an aggregate of 2,316,537 shares of Series B Common Stock of the Company, par value $0.01 per share (the “Series B Common Stock”), and, in exchange therefor (the “Exchange”), the Company issued to the Malone Holders an aggregate of 602,302 shares of Series A Common Stock of the Company, par value $0.01 per share (the “Series A Common Stock”), and 5,420,699 shares of Series C Common Stock of the Company, par value $0.01 per share (the “Series C Common Stock” and, together with the Series A Common Stock and the Series B Common Stock, the “Common Stock”). The shares of Series B Common Stock transferred to the Company in the Exchange were cancelled and retired. Immediately following the Exchange, the Company issued to a revocable trust of which Dr. Malone is the sole trustee and beneficiary (the “JM Trust”) an additional 12,298 shares of Series A Common Stock and 63,378 shares of Series C Common Stock (collectively, the “Adjustment Shares”) with respect to the 47,297 shares of Series C Common Stock held by the JM Trust that were exchangeable into Series B Common Stock in certain circumstances under the Existing Exchange Agreement (as defined below). Those 47,297 shares of Series C Common Stock remain outstanding and were retained by the JM Trust. The Exchange and the issuance of the Adjustment Shares were completed concurrently with execution of the Exchange Agreement.

The Exchange Agreement and the transactions contemplated thereby were approved by a special committee (the “Special Committee”) of the Company’s Board of Directors (the “Board”) consisting solely of disinterested and independent directors for purposes of Nevada law, advised by its own independent financial and legal advisors.

The Exchange Agreement contains representations and warranties of certain parties thereto that are customary for a transaction of this type. The Exchange Agreement also provides for, among other things, (i) a commitment by the Company to provide, for five years following the closing of the Exchange, certain specified benefits to Dr. Malone and, as applicable, his spouse and eligible dependents, (ii) subject to specified exceptions and limitations, indemnification by the Company of each of the Malone Holders and certain related persons for certain losses to the extent arising out of the Exchange Agreement, the Exchange or the issuance of the Adjustment Shares, and (iii) a mutual release of claims to the extent arising out of the Exchange Agreement, the Exchange or the issuance of the Adjustment Shares. Effective immediately following the Exchange, the issuance of the Adjustment Shares and the termination of the Existing Exchange Agreement, Dr. Malone ceased to hold the title of Chairman Emeritus of the Company, and his employment agreement was amended to provide that he will serve the Company as Senior Advisor. Except as so amended, his employment agreement remains in effect. The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Rights Agreement

On November 4, 2026, the Board, acting on the recommendation of the Special Committee, declared a dividend of (i) one preferred share purchase right (a “Series A Right”) for each outstanding share of Series A Common Stock, (ii) one preferred share purchase right (a “Series B Right”) for each outstanding share of Series B Common Stock and (iii) one preferred share purchase right (a “Series C Right” and, together with each Series A Right and Series B Right, each a “Right”) for each outstanding share of Series C Common Stock, in each case, to purchase from the Company one ten-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”), at a price of $426.00 per one ten-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment as provided in the Rights Agreement (as defined below). The dividend is payable to stockholders of record at the close of business on November 16, 2026 (the “Record Date”). The description and terms of the Rights are set forth in a Rights Agreement, dated as of November 4, 2026 (as the same may be amended from time to time, the “Rights Agreement”), between the Company and Broadridge Corporate Issuer Solutions, LLC, as Rights Agent.

By adopting the Rights Agreement, the Board, acting on the recommendation of the Special Committee, is seeking to allow stockholders of the Company to realize the long-term value of their investments by reducing the likelihood that any person or group would gain control of the Company through open market accumulation of shares of Common Stock, or other coercive takeover tactics, without appropriately compensating the Company’s stockholders for such control or providing the Board with sufficient time to make informed judgments. The Rights Agreement is intended to protect the Company and its stockholders from efforts to capitalize on market volatility and macroeconomic conditions to obtain control of the Company on terms that the Board may determine are not in the interests of the Company and its stockholders. The Rights may cause substantial dilution to any person or group that attempts to acquire the Company without the approval of the Board. As a result, the overall effect of the Rights Agreement and the issuance of the Rights may be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving the Company that is not approved by the Board.

The following is a summary of the terms of the Rights Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Effectiveness

The Rights Agreement became effective on November 4, 2026 (the “Effective Date”). Upon and following the Effective Date, Rights will be issued in respect of all (i) outstanding shares of Common Stock as of the close of business on the Record Date and (ii) shares of Common Stock issued after the Record Date and, subject to the terms described in the Rights Agreement, prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights, the expiration of the Rights or the occurrence of certain transactions.

Distribution and Transfer of Rights; Distribution Date; Expiration; Rights Certificates

The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on November 3, 2027, unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below, or upon the occurrence of certain transactions. The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the underlying shares of the applicable series of Common Stock and become exercisable following the earlier of the close of business on (i) the tenth business day following the public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) or such earlier date on which a majority of the Board becomes aware of the existence of an Acquiring Person or (ii) such date (prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person), if any, as may be determined by action of the Board following the commencement of, or public announcement of an intention to commence, a tender or exchange offer the consummation of which would result in any person or group of affiliated or associated persons being or becoming an Acquiring Person (the close of business on the earlier of such dates, the “Distribution Date”). Except in certain situations, a person or group of affiliated or associated persons becomes an “Acquiring Person” upon acquiring beneficial ownership (as defined in the Rights Agreement) of 10% (15% in the case of a passive institutional investor) or more of the voting power of the then outstanding shares of capital stock of the Company. Certain synthetic interests in securities created by derivative contracts—whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)—are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the applicable derivative contracts, to the extent actual shares of Common Stock are beneficially owned by a counterparty to any such derivative contract.

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable with, and only with, the underlying shares of the applicable series of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued (i) after the Record Date upon transfer or (ii) in connection with new issuances of Common Stock will, in each case, contain a legend incorporating the Rights Agreement by reference (and notice of such legend will be furnished to the applicable holders of book entry shares). Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificate for shares of Common Stock (or of any book entry shares of Common Stock) outstanding as of the Record Date will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate (or book entry shares). As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of Common Stock as of the Distribution Date and as of and after the Distribution Date such separate Right Certificates alone will evidence the Rights.

Preferred Stock Purchasable Upon Exercise of Rights

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one ten-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Series A Common Stock.

Flip-In Trigger

If any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by such Acquiring Person, affiliates and associates of such Acquiring Person and certain transferees thereof, which will thereupon become null and void) will thereafter have the right to receive upon exercise of such Right that number of shares of the applicable series of Common Stock having a market value of two times the exercise price of such Right.

Flip-Over Trigger

If, after a person or group of affiliated or associated persons has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold or transferred, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of such Acquiring Person and certain transferees thereof, which will have become null and void) will thereafter have the right to receive upon the exercise of such Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of such Right.

Exchange Provision

At any time after any person or group of affiliated or associated persons becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the voting power of the then outstanding shares of capital stock of the Company, the Board may cause the Company to exchange the Rights (other than Rights owned by such Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof, which will have become null and void), in whole or in part, for shares of the applicable series of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of the applicable series of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

Redemption of the Rights

At any time prior to the time any person or group of affiliated or associated persons becomes an Acquiring Person, the Board may cause the Company to redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”), payable, at the option of the Company, in cash, shares of the applicable series of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of each holder of a Right will be to receive the Redemption Price.

Amendment of Terms of Rights Agreement and Rights

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than those of an Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof), cause the Rights Agreement again to become amendable other than in accordance with this sentence or cause the Rights again to become redeemable.

Voting Rights; Other Stockholder Rights

Until a Right is exercised or exchanged, the holder thereof, in its capacity as a holder of a Right, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Anti-Dilution Provisions

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (other than regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of Common Stock occurring, in any such case, prior to the Distribution Date.

Certificate of Designation

In connection with the adoption of the Rights Agreement, on November 4, 2026, the Company filed a Certificate of Designation of Series A Junior Participating Preferred Stock (the “Certificate of Designation”) with the Nevada Secretary of State. The Certificate of Designation became effective on November 4, 2026. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under “Exchange Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Exchange Agreement, dated as of July 28, 2021, by and among the Company, John C. Malone and the John C. Malone 1995 Revocable Trust (the “Existing Exchange Agreement”) was terminated immediately following the issuance of the Adjustment Shares at the closing thereof, other than certain provisions that survive in accordance with the terms of the Exchange Agreement. The terms of the Existing Exchange Agreement were previously disclosed under Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2021, which disclosure is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under “Exchange Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The shares of Series A Common Stock and Series C Common Stock issued by the Company to the Malone Holders pursuant to the Exchange Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have been issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act. Each Malone Holder receiving shares of Series A Common Stock or Series C Common Stock pursuant to the Exchange Agreement represented in the Exchange Agreement that such holder (i) is receiving such shares for such holder’s own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act, (ii) is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and (iii) can bear the economic risk and complete loss of such holder’s investment in such shares, and has such knowledge and experience in financial or business matters that such holder is capable of evaluating the merits and risks of such investment.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under “Rights Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under “Exchange Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On November 4, 2026, the Company entered into a Stock Option Award and Settlement Agreement (the “Option Agreement”) with Robert R. Bennett, Chairman of the Board of Directors of the Company. Under the Option Agreement, effective on the date specified therein (the “Grant Date”), (i) each of Mr. Bennett’s outstanding stock options to purchase Series B Common Stock will vest in full and be cancelled in exchange for a cash payment equal to the excess, if any, of the fair market value of a share of Series B Common Stock on the Grant Date over the applicable exercise price, and (ii) the Company will grant Mr. Bennett nonqualified stock options under the Company’s 2022 Omnibus Incentive Plan to purchase 600,000 shares of Series A Common Stock and 60,000 shares of Series C Common Stock, with each such option having an exercise price equal to the fair market value of a share of the applicable series on the Grant Date. The new options will vest 20% on the Grant Date and 20% on each of the first four anniversaries thereof.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under “Rights Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the adoption of the Rights Agreement, on November 4, 2026, the Company filed the Certificate of Designation with the Nevada Secretary of State of the State. The Certificate of Designation became effective on November 4, 2026. The summary of the rights, powers, and preferences of the Preferred Stock set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information set forth under “Exchange Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On November 5, 2026, the Company issued a press release announcing the execution of the Exchange Agreement and the consummation of the Exchange and the issuance of the Adjustment Shares. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation of Series A Junior Participating Preferred Stock of Liberty Media Corporation.
4.1	Rights Agreement, dated as of November 4, 2026, by and between Liberty Media Corporation and Broadridge Corporate Issuer Solutions, LLC, as Rights Agent.
10.1*†	Exchange Agreement, dated as of November 4, 2026, by and among Liberty Media Corporation, John C. Malone and the persons named therein.
99.1	Press Release, dated November 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain portions of this exhibit (indicated by “[Separately Provided]”) have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv) because the omitted information is not material and is the type of information that the registrant customarily and actually treats as private or confidential. The Company agrees to furnish an unredacted copy of the exhibit to the SEC upon its request.

† Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY MEDIA CORPORATION

By:	/s/ Philip J. Boeckman
Name:	Philip J. Boeckman
Title:	Chief Legal Officer

Date: November 5, 2026